UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 13, 2002

Commission File Number 1-5112

ETHYL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-0118820 (I.R.S. Employer Identification No.)

330 South Fourth Street P. O. Box 2189 Richmond, Virginia (Address of principal executive offices)	23218-2189 (Zip Code)

Registrant’s telephone number, including area code - (804) 788-5000

Item 9    Regulation FD Disclosure

On August 13, 2002, the registrant filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Thomas E. Gottwald, the registrant’s chief executive officer, and David Fiorenza, the registrant’s principal financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ETHYL CORPORATION (Registrant)

By:	/s/ M. RUDOLPH WEST
M. Rudolph West Secretary

Date: August 13, 2002

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EXHIBIT INDEX

Exhibit	Exhibit Description

99.1	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350

99.2	Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350

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